UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2012

NGP CAPITAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 2975 Houston, Texas (Address of principal executive offices)		77010 (Zip Code)

Registrant’s Telephone Number, including area code:  (713) 752-0062

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 6, 2012, the Registrant issued a press release announcing that it has advanced an additional $15.0 million to ATP Oil & Gas Corporation (“ATP”) of Houston, Texas, under its limited-term overriding royalty interest in certain offshore oil and gas producing properties operated by ATP in the Gulf of Mexico.  This $15.0 million investment is in addition to the $25.0 million advanced to ATP under this arrangement in June 2011.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

99.1 Press Release dated January 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:	/s/ L. Scott Biar
L. Scott Biar Chief Financial Officer

Date:  January 6, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 6, 2012